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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JUNE 28, 2002


                           BIRMINGHAM UTILITIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          CONNECTICUT                   1-16205                 06-0878647
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 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)



                                230 BEAVER STREET
                           ANSONIA, CONNECTICUT 06401
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                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (203) 735-1888



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

Birmingham Utilities, Inc. announced today that its stockholders approved the establishment of a new holding company named "BIW Limited" at the annual meeting of stockholders held on June 25, 2002. Effective at the close of business today, BIW Limited will become the parent company of Birmingham Utilities, Inc. Although Birmingham Utilities' organizational structure will change, BIW Limited will continue to conduct Birmingham Utilities' current businesses through Birmingham Utilities, Inc.

Pursuant to a merger, on June 28, 2002, all Birmingham Utilities' common stock will be exchanged for BIW Limited common stock on a share-for-share basis. Effective Monday, July 1, 2002, BIW Limited common stock will commence trading on the American Stock Exchange under the same symbol - BIW. It will not be necessary for stockholders to turn in their Birmingham Utilities stock certificates for BIW Limited stock certificates. All existing Birmingham Utilities certificates will automatically represent BIW Limited common stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.  The following exhibit is filed with this document.

    Exhibit
    Number            Description
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    99.1              Press Release of Birmingham Utilities, Inc., dated June
                      28, 2002.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIRMINGHAM UTILITIES, INC.


                                            By:   /s/ John S. Tomac
                                            -----------------------------------
                                            John S. Tomac
                                            President


Dated:  June 28, 2002
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                                  EXHIBIT INDEX



    Number            Description
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    99.1              Press Release of Birmingham Utilities, Inc., dated June
                      28, 2002.